Exhibit 10.27

PATENT PURCHASE AGREEMENT

This PATENT PURCHASE AGREEMENT (this “Agreement”) is entered into, as of the Effective Date (defined below), by and between NeoMagic Corporation, a Delaware corporation, with an office at 3250 Jay Street, Santa Clara, CA 95054 (“Seller 1”) and NeoMagic Israel Ltd., with an office at Belt Adar, 7 Glboral Israel St., POB 8506 New Industrial Zone, Netanya 42504, Israel (“Seller 2”) (Seller 1 and Seller 2, individually and collectively, “Seller”) and Faust Communications Holdings, LLC, a Delaware limited liability company, with an address at 1209 Orange Street, Wilmington, DE 19801 (“Purchaser”). The parties hereby agree as follows:

1.	BACKGROUND

1.1 Seller owns certain provisional patent applications, patent applications, patents, and/or related foreign patents and applications.

1.2 Seller wishes to sell to Purchaser all right, title, and interest in such patents and applications and the causes of action to sue for infringement thereof and other enforcement rights.

1.3 Purchaser wishes to purchase from Seller all right, title, and interest in the Assigned Patent Rights (defined below), free and clear of any restriction, liens, claims, and encumbrances.

2.	DEFINITIONS

“Abandoned Assets” means those specific provisional patent applications, patent applications, patents and other governmental grants or issuances listed on Exhibit C (as such list may be updated by written agreement of the parties based on Purchaser’s review pursuant to paragraph 3.1).

“Affiliate” means, with respect to Seller, any entity that controls, is controlled by or is under common control with Seller. The term “control” means possession, direct or indirect, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities, by contract or otherwise.

“Assigned Patent Rights” means the Patents and the additional rights set forth in paragraph 4.2.

“Assignment Agreements” means the agreements assigning ownership of the Assigned Patent Rights and-the Abandoned Assets from the inventors and or prior owners to Seller.

“Common Interest Agreement” means an agreement, in the form set forth on Exhibit E, setting forth terms under which Seller and Purchaser will protect certain information relating to the Patents under the common interest privilege.

“Docket” means Seller’s list or other means of tracking information for the prosecution or maintenance of the Patents throughout the world, including, without limitation, the names, addresses, email addresses, and phone numbers of prosecution counsel and agents, and information relating to deadlines, payments, and filings, which list or other means of tracking information is current as of the Effective Date.

“Effective Date” means the date set forth as the Effective Date on the signature page of this Agreement.

“Executed Assignments” means both the executed and notarized Assignment of Patent Rights in Exhibits B-1 and B-2, the executed Assignment of Rights in Certain Assets in Exhibit C, each as signed by a duly authorized representative of Seller, and the additional documents Seller may be required to execute and deliver under paragraph 5.3.

“Knowledge” means the actual knowledge of the employees of the respective entity, as of the Effective Date and as of the Closing.

“Live Assets” means the provisional patent applications, patent applications, and patents listed on Exhibits A, B-1 and B-2 (as such lists may be updated by written agreement of the parties based on Purchaser’s review pursuant to paragraph 3.1).

“Patents” means, excluding the Abandoned Assets, all (a) Live Assets; (b) patents or patent applications (i) to which any of the Live Assets directly or indirectly claims priority, (ii) for which any of the Live Assets directly or indirectly forms a basis for priority, and/or (iii) that were co-owned applications that incorporate by reference, or are incorporated by reference into, the Live Assets; (c) reissues, reexaminations, extensions, continuations, continuations in part, continuing prosecution applications, requests for continuing examinations, divisions, and registrations of any item in any of the foregoing categories (a) and (b); (d) foreign patents, patent applications and counterparts relating to any item in any of the foregoing categories (a) through (c), including, without limitation, certificates of invention, utility models, industrial design protection, design patent protection, and other governmental grants or issuances; and (e) any items in any of the foregoing categories (b) through (d) whether or not expressly listed as Live Assets and whether or not claims in any of the foregoing have been rejected, withdrawn, cancelled, or the like. For the sake of clarity, “Patents” will not be deemed to include any trademark rights, copyright interests, or trade secret rights (except to the extent such trade secret is embodied in an unpublished pending patent application included within the Live Assets).

“Primary Warranties” means, collectively, the representations and warranties of Seller set forth in Exhibit H, Section I, paragraphs A through E, of this Agreement.

“Prosecution History Files” means all files, documents and tangible things, as those terms have been interpreted pursuant to rules and laws governing the production of documents and things, constituting, comprising or relating to the investigation, evaluation, preparation, prosecution, maintenance, defense, filing, issuance, registration, assertion or enforcement of the Patents that are in Seller’s custody or control.

“Security Interest Addendum” means an agreement, in the form of attached Exhibit F, pursuant to which Seller will grant to Purchaser a first priority security interest in the Assigned Patent Rights to secure Seller’s payment and performance obligations under this Agreement.

“Transmitted Copy” has the meaning set forth in paragraph 8.11.

3.	TRANSMITTAL, REVIEW, CLOSING CONDITIONS AND PAYMENT

3.1 Transmittal. Within twenty (20) calendar days following the later of the Effective Date or the date Purchaser receives a Transmitted Copy of this Agreement executed by Seller, Seller will send to Purchaser, or its legal counsel, as directed by Purchaser, the items identified on Exhibit D (the “Initial Deliverables”); provided, however, the Common Interest Agreement will not be required to be executed on behalf of the Seller If there are no pending patent applications included in the Patents. Seller acknowledges and agrees that purchaser may request, and Seller will use commercially reasonable efforts to promptly deliver to Purchaser or its legal counsel, as directed by Purchaser, additional documents based on Purchaser’s review of the Initial Deliverables (such additional documents and the Initial Deliverables are, collectively, the “Deliverables”), and that as a result of Purchaser’s review, the lists of Live Assets on Exhibits A, B-1 and B-2 and the list of Abandoned Assets on Exhibit C, may be revised by Purchaser, with mutual agreement of Seller (evidenced by one or more Executed Assignments), both before and after the Closing to conform these lists to the definition of Patents (and these revisions may therefore require the inclusion of additional provisional patent applications, patent applications, and patents on Exhibit A, B-1 and B-2 or Exhibit C). If originals of the Deliverables are not available and delivered to Purchaser prior to Closing, Seller will cause (i) such originals of the Deliverables to be sent to Purchaser or Purchaser’s representative promptly if and after such originals are located and (ii) Seller will deliver to Purchaser a declaration, executed under penalty of perjury, detailing Seller’s efforts to locate such unavailable original documents and details regarding how delivered copies were obtained.

3.2 Closing. The closing of the sale of the Assigned Patent Rights and the assignment of the Abandoned Assets hereunder will occur when all conditions set forth in paragraph 3.3 have been satisfied or waived and the payment set forth in paragraph 3.4 is made (the “Closing”), Purchaser and Seller will use reasonable efforts to carry out the Closing within thirty-five (35) calendar days following the Effective Date.

3.3 Closing Conditions. The following are conditions precedent to Purchaser’s obligation to make the payment in paragraph 3.4,

(a) Signature by Seller. Seller timely executed this Agreement and delivered a Transmitted Copy of this Agreement to Purchaser’s representatives by not later than January 17, 2008 at 5:00 p.m., Pacific time and promptly delivered one (1) executed original of this Agreement to Purchaser’s representatives.

(b) Transmittal of Documents. Seller delivered to Purchaser all the Deliverables.

(c) Compliance With Agreement. Seller performed and complied in all material respects with all of the obligations under this Agreement that are to be performed or complied with by it on or prior to the Closing.

(d) Representations and Warranties True. As of the Effective Date and as of the Closing, the representations and warranties of Seller contained in Exhibit H, Section I are true and correct.

(e) Patents Not Abandoned. As of the Effective Date and as of the Closing, none of the assets that are included in the Patents have expired, lapsed, been abandoned, or deemed withdrawn.

(f) Delivery of Executed Assignments. Seller caused the Executed Assignments to be delivered to Purchaser’s representatives.

(g) Security Interest Addendum. As of the Effective Date, Seller executed the Security Interest Addendum and delivered two (2) originals of such Security Interest Addendum to Purchaser’s representatives.

3.4 Payment. At Closing, Purchaser will pay to Seller 1 Twelve Million Three Hundred Twenty Thousand U.S. Dollars (US $12,320,000) and to Seller 2 One Hundred Eighty Thousand U.S. Dollars (US $180,000) for an aggregate amount of Twelve Million Five Hundred Thousand U.S. Dollars (US $12,500,000) (collectively, the “Purchase Price”) by wire transfer to Seller’s agents account, NeoMagic Corporation, Checking Account, Wells Fargo Bank, ABA 121000248, Account 4127386647, SWIFT WFBIUS6S. As an administrative convenience, payment of the Purchase Price will be received in that account on behalf of all persons who are named as Seller. Payment to such account shall fully satisfy all payment obligations under this Agreement to each Seller. Seller shall be fully responsible for, and Purchaser shall not be liable for any dispute regarding allocation of payment made under this Agreement. Prior to any payment by Purchaser under the paragraph, Seller will deliver to Purchaser’s representatives a current, valid certificate of exemption from withholding from the appropriate Israell tax authorities. Purchaser may record the Executed Assignments with the applicable patent offices only on or after Closing.

3.5 Termination and Survival. Either party may terminate this Agreement if the other party fails to cure a material breach of this Agreement within 60 days after receiving written notice thereof. Upon termination, Purchaser will return to Seller all documents and other stems delivered to Purchaser under this Section 3 (including all copies thereof) and provide Seller a declaration, executed under penalty of perjury, certifying that all Deliverables (including all copies thereof) have been returned to Seller. The provisions of paragraphs 8.1, 8.2, 8.3, 8.4, 8.5, 8.6, 8.7, 8.8, 8,9, 8.10, and 8.11 will survive any termination.

4.	TRANSFER OF PATENTS AND ADDITIONAL RIGHTS

4.1 Assignment of Patents. Upon the Closing, subject to payment in full made to Seller as set forth in Section 3.4 of this Agreement, Seller hereby sells, assigns, transfers, and conveys to Purchaser all right, title, and interest in and to the Assigned Patent Rights. Seller understands and acknowledges that, if any of the Patents are assigned to Seller’s affiliates or subsidiaries, Seller may be required prior to the Closing to perform certain actions to establish that Seller is the assignee and to record such assignments, On or before Closing, Seller will execute and deliver to Purchaser’s outside counsel, to hold in escrow pending receipt of written permission from Seller to release, the Executed Assignments to Purchaser. Purchaser’s outside counsel may send a Transmitted Copy of such Executed Assignments to Purchaser for Purchaser’s review, but for no other purpose. At the Closing, Seller will provide such permission to release immediately the Executed Assignments to Purchaser.

4.2 Assignment of Additional Rights. Upon the Closing, subject to payment in full made to Seller as set forth in Section 3.4 of this Agreement, Seller hereby also sells, assigns, transfers, and conveys to Purchaser all right, title and interest in and to all

(a) inventions, invention disclosures, and discoveries described in any of the Patents that (i) are included in any claim in the Patents, (ii) are subject matter capable of being reduced to a patent claim in a reissue or reexamination proceedings brought on any of the Patents, and/or (iii) could have been included as a claim in any of the Patents;

(b) rights to apply in any or all countries of the world for patents, certificates of invention, utility models, industrial design protections, design patent protections, or other governmental grants or issuances of any type related to any of the Patents and the inventions, invention disclosures, and discoveries therein;

(c) causes of action (whether known or unknown or whether currently pending, filed, or otherwise) and other enforcement rights under, or on account of, any of the Patents and/or the rights described in subparagraph 4.2(b), including, without limitation, all causes of action and other enforcement rights for (i) damages, (ii) injunctive relief, and (iii) any other remedies of any kind for past, current and future infringement; and

(d) rights to collect royalties or other payments under or on account of any of the Patents and/or any of the foregoing.

4.3 Assignment of Rights in Certain Assets. Upon the Closing, Seller hereby sells, assigns, transfers, and conveys to Purchaser all of Seller’s right, title, and interest in and to the Abandoned Assets. On or before Closing, Seller will execute and deliver to Purchaser the Assignment of Certain Rights in the form set forth in Exhibit C (as may be updated by written agreement of the parties based on Purchaser’s review pursuant to paragraph 3.1).

4.4 License Back to Seller under the Patents. Upon the Closing, Purchaser hereby grants to Seller a royalty-free, non-exclusive, non-sublicensable license under the Patents pursuant to the terms and conditions and subject to the limitations set forth on Exhibit G.

5.	ADDITIONAL OBLIGATIONS

5.1 Further Cooperation.

(a) Prior to Closing, at the reasonable request of Purchaser, Seller will execute and deliver such other instruments and do and perform such other lawful acts and things as may be necessary or desirable for effecting completely the consummation of the transactions contemplated hereby, including, without limitation, execution, acknowledgment, and recordation of other such papers, and using commercially reasonable efforts to obtain the same from the respective inventors, as necessary or desirable for fully perfecting and conveying unto Purchaser the benefit of the transactions contemplated hereby.

(b) To the extent any attorney-client privilege or the attorney work-product doctrine applies to any portion of the Prosecution History Files and that is retained after Closing under Seller or Seller’s representatives normal document retention policy, Seller will use commercially reasonable efforts to ensure that, if any such portion of the Prosecution History File remains under Seller’s possession or control after Closing, it is not disclosed to any third party unless (a) disclosure is ordered by a court of competent jurisdiction, after all appropriate appeals to prevent disclosure have been exhausted, and (b) if allowed under applicable law, Seller gave Purchaser prompt notice upon learning that any third party sought or intended to seek a court order requiring the disclosure of any such portion of the Prosecution History File. In addition, Seller will continue to prosecute, maintain, and defend the Patents at its sole expense until the Closing.

(c) After Closing, Seller will also, at the reasonable request of Purchaser, assist Purchaser in providing, and obtaining, from the respective inventors, prompt production of pertinent facts and documents, otherwise giving of testimony, execution of petitions, oaths, powers of attorney, specifications, declarations or other papers and other assistance reasonably necessary for filing patent applications, enforcement or other actions and proceedings respect to the claims under the Patents. Purchaser shall compensate Seller for any reasonable, documented disbursements and time incurred after Closing in connection with providing assistance under this subparagraph 5.1(c), under a standard billable hour rate of Seller; provided that Seller shall have furnished Purchaser an advance, written estimate of the fees and costs for such assistance and Purchaser shall have agreed in writing to pay such fees and costs.

5.2 Payment of Fees. Seller will pay any maintenance fees, annuities, and the like due or payable on the Patents until the Closing. For the avoidance of doubt, Seller shall pay any maintenance fees for which the fee is payable (e.g., the fee payment window opens) on or prior to the Closing even if the surcharge date or final deadline for payment of such fee would be after the Closing. Seller hereby gives Purchaser power-of-attorney to (a) execute documents in the name of Seller in order to effectuate the recordation of the transfers of any portion of the Patents in an governmental filing office in the world and (b) instruct legal counsel to take steps to pay maintenance fees and annuities that Seller declines to pay and to make filings on behalf of Seller prior to Closing and otherwise preserve the assets through Closing.

5.3 Foreign Assignments. To the extent the Patents include non-United States patents and patent applications, Seller will deliver to Purchaser’s representatives executed documents in a form as may be required in the non-U.S jurisdiction in order to perfect the assignment to Purchaser of the non-U.S, patents and patent applications.

5.4 Future Transactions. Before any patents and/or patent applications of Seller or its Affiliates other than the Patents are sold or otherwise transferred, Seller shall deliver to Purchaser a written notice stating Seller’s or its Affiliate’s bonafide intention to sell or transfer certain patents and/or patent application and providing Purchaser and/or its affiliates thirty (30) calendar days to submit an offer to Seller for such patents and/or patent applications.

6.	REPRESENTATIONS AND WARRANTIES OF SELLER

Seller hereby makes the representations and warranties set forth in Section I of Exhibit H.

7.	REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser hereby makes the representations and warranties set forth in Section II of Exhibit H.

8.	MISCELLANEOUS

8.1 Limitation of Liability. EXCEPT IN THE EVENT OF BREACH OF ANY OF THE PRIMARY WARRANTIES BY SELLER OR SELLER’S INTENTIONAL MISREPRESENTATION, SELLER’S TOTAL LIABILITY UNDER THIS AGREEMENT WILL NOT EXCEED THE PURCHASE PRICE SET FORTH IN PARAGRAPH 3.4 OF THIS AGREEMENT. EXCEPT IN THE EVENT OF PURCHASER’S INTENTIONAL MISREPRESENTATION, PURCHASER’S TOTAL LIABILITY UNDER THIS AGREEMENT WILL NOT EXCEED THE PURCHASE PRICE SET FORTH IN PARAGRAPH 3,4 OF THIS AGREEMENT. THE PARTIES ACKNOWLEDGE THAT THE LIMITATIONS ON POTENTIAL LIABILITIES SET FORTH IN THIS PARAGRAPH 8.1 WERE AN ESSENTIAL ELEMENT IN SETTING CONSIDERATION UNDER THIS AGREEMENT.

8.2 Limitation on Consequential Damages. EXCEPT IN THE EVENT OF EITHER PARTY’S INTENTIONAL MISREPRESENTATION, NEITHER PARTY WILL HAVE ANY OBLIGATION OR LIABILITY (WHETHER IN CONTRACT, WARRANTY, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, AND NOTWITHSTANDING ANY FAULT, NEGLIGENCE (WHETHER ACTIVE, PASSIVE OR IMPUTED), REPRESENTATION, STRICT LIABILITY OR PRODUCT LIABILITY),

FOR COVER OR FOR ANY INCIDENTAL, INDIRECT OR CONSEQUENTIAL, MULTIPLIED, PUNITIVE, SPECIAL, OR EXEMPLARY DAMAGES OR LOSS OF REVENUE, PROFIT, SAVINGS OR BUSINESS ARISING FROM OR OTHERWISE RELATED TO THIS AGREEMENT, EVEN IF A PARTY OR ITS REPRESENTATIVES HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THE PARTIES ACKNOWLEDGE THAT THESE EXCLUSIONS OF POTENTIAL DAMAGES WERE AN ESSENTIAL ELEMENT IN SETTING CONSIDERATION UNDER THIS AGREEMENT.

8.3 Compliance With Laws. Notwithstanding anything contained in this Agreement to the contrary, the obligations of the parties with respect to the consummation of the transactions contemplated by this Agreement shall be subject to all laws, present and future, of any government having jurisdiction over the parties and this transaction, and to orders, regulations, directions or requests of any such government.

8.4 Confidentiality of Terms. Until the Closing, (a) any unpublished patent applications will continue to be the confidential information of Seller, (b) such unpublished patent applications themselves will solely be provided to outside counsel designated by Purchaser that is bound by the Common Interest Agreement with Seller set forth in Exhibit E hereto, and (c) the parties hereto will keep the foregoing unpublished patent applications confidential and will not use the information contained therein in any manner except in connection with Purchaser’s evaluation of the transaction contemplated by this Agreement. The parties will keep the terms of this Agreement and the identities of Purchaser’s affiliates confidential and will not now or hereafter divulge any of this information to any third party except (a) with the prior written consent of the other party; (b) as otherwise may be required by law or legal process; (c) during the course of litigation, so long as the disclosure of such terms and conditions is restricted in the same manner as is the confidential information of other litigating parties; (d) in confidence to its legal counsel, accountants, banks, and financing sources and their advisors solely in connection with complying with or administering its obligations with respect to this Agreement; (e) by Purchaser, to potential licensees of and, after the Closing, to potential purchasers of the Assigned Patent Rights or the Abandoned Assets; (f) after the Closing, in order to perfect Purchaser’s interest in the Assigned Patent Rights or the Abandoned Assets with any governmental patent office (including, without limitation, recording the Executed Assignments in any governmental patent office); or (g) after the Closing, to enforce Purchaser’s right, title, and interest in and to the Assigned Patent Rights or the Abandoned Assets; provided that, in (b) and (c) above, (i) to the extent permitted by law, the disclosing party will use all legitimate and legal means available to minimize the disclosure to third parties, including, without limitation, seeking a confidential treatment request or protective order whenever appropriate or available; and (ii) the disclosing party will provide the other party with at least ten (10) days’ prior written notice of such disclosure. Without limiting the foregoing, Seller will cause its agents involved in this transaction to abide by the terms of this paragraph, including, without limitation, ensuring that such agents do not disclose or otherwise publicize the terms of this Agreement with actual or potential clients in marketing materials, or industry conferences, except as provided in Exhibit I. With respect to disclosure under this paragraph 8.4, as of the date of this Agreement, Seller and Purchaser have agreed to only the limited public disclosures in Exhibit I, which disclosures are subject to the terms and conditions in Exhibit I.

8.5 Governing Law; Venue/Jurisdiction. This Agreement will be interpreted, construed, and enforced in all respects in accordance with the laws of the State of Delaware, without reference to its choice of law principles to the contrary. Seller and Purchaser will not commence or prosecute any action, suit, proceeding or claim arising under or by reason of this Agreement other than in the state or federal courts located in Delaware, Seller and

Purchaser irrevocably consent to the jurisdiction and venue of the courts identified in the preceding sentence in connection with any action, suit, proceeding, or claim arising under or by reason of this Agreement.

8.6 Notices. All notices given hereunder will be given in writing (in English or with an English translation), will refer to Purchaser and to this Agreement and will be delivered to the address set forth below by (i) personal delivery, (ii) delivery postage prepaid by an internationally-recognized express courier service:

If to Purchaser Faust Communications Holdings, LLC 1209 Orange Street Wilmington, DE 19801	If to Seller NeoMagic Corporation 3250 Jay Street Santa Clara, CA 95054

Attn: Managing Director	Attn: Douglas R, Young, President & CEO

Notices are deemed given on (a) the date of receipt if delivered personally or by express courier or (b) if delivery is refused, the date of refusal. Notice given in any other manner will be deemed to have been given only if and when received at the address of the person to be notified. Either party may from time to time change its address for notices under this Agreement by giving the other party written notice of such change in accordance with this paragraph.

8.7 Relationship of Parties. The parties hereto are independent contractors. Nothing in this Agreement will be construed to create a partnership, joint venture, franchise, fiduciary, employment or agency relationship between the parties. Neither party has any express or implied authority to assume or create any obligations on behalf of the other or to bind the other to any contract, agreement or undertaking with any third party.

8.8 Severability. If any provision of this Agreement is found to be invalid or unenforceable, then the remainder of this Agreement will have full force and effect, and the invalid provision will be modified, or partially enforced, to the maximum extent permitted to effectuate the original objective.

8.9 Waiver. Failure by either party to enforce any term of this Agreement will not be deemed a waiver of future enforcement of that or any other term in this Agreement or any other agreement that may be in place between the parties.

8.10 Miscellaneous. This Agreement, including its exhibits, constitutes the entire agreement between the parties with respect to the subject matter hereof and merges and supersedes all prior and contemporaneous agreements, understandings, negotiations, and discussions. Neither of the parties will be bound by any conditions, definitions, warranties, understandings, or representations with respect to the subject matter hereof other than as expressly provided herein. The section headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement. This Agreement is not intended to confer any right or benefit on any third party (including, but not limited to, any employee or beneficiary of any party), and no action may be commenced or prosecuted against a party by any third party claiming as a third-party beneficiary of this Agreement or any of the transactions contemplated by this Agreement. No oral explanation or oral information by either party hereto will alter the meaning or interpretation of this Agreement, No amendments or modifications will be effective unless in a writing signed by authorized representatives of both parties. The terms and conditions of this Agreement will prevail notwithstanding any different, conflicting or additional terms and conditions that may appear on any letter, email or other communication or other writing not expressly incorporated into this Agreement. The following exhibits are attached hereto and incorporated herein: Exhibit A (entitled “Patents to be Assigned”); Exhibit B-1 (entitled “Assignment of Patent Rights”); Exhibit B-2 (entitled “Assignment of Patent Rights”); Exhibit C (entitled “Assignment of Rights in Certain Assets”); Exhibit D (entitled “List of Initial Deliverables”); Exhibit E (entitled “Common Interest Agreement”); Exhibit F (entitled “Security Interest Addendum”); Exhibit G (entitled “License Back to Seller”); Exhibit H (entitled “Representations and Warranties of the Parties”); and Exhibit I (entitled “Publicity and Reporting”).

8.11 Counterparts; Electronic Signature; Delivery Mechanics. This Agreement may be executed in counterparts, each of which will be deemed an original, and all of which together constitute one and the same instrument. Each party will execute and promptly deliver to the other parties a copy of this Agreement bearing the original signature. Prior to such delivery, in order to expedite the process of entering into this Agreement, the parties acknowledge that a Transmitted Copy of this Agreement will be deemed an original document. “Transmitted Copy” means a copy bearing a signature of a party that is reproduced or transmitted via email of a pdf file, photocopy, facsimile, or other process of complete and accurate reproduction and transmission.

In witness whereof, intending to be legally bound, the parties have executed this Patent Purchase Agreement as of the Effective Date.

SELLER 1:		PURCHASER:

NEOMAGIC CORPORATION		FAUST COMMUNICATIONS HOLDINGS, LLC

By:	/s/ Douglas R. Young	By:	/s/ T. Clayton
Name:	Douglas R. Young	Name:	T. Clayton
Title:	President & CEO	Title:	Authorized Person

SELLER 2:

NEOMAGIC ISRAEL LTD.

By:	/s/ Steven P. Berry
Name:	STEVEN P. BERRY
Title:	DIRECTOR OF NEOMAGIC ISRAEL, LTD.

Effective Date: January 17, 2008

Exhibit A

PATENTS TO BE ASSIGNED

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
6,975,553 (10/816,849)	US	12/13/2005 (4/5/2004)	NONALIGNED ACCESS TO RANDOM ACCESS MEMORY Georgiy Shenderovich

6,976,109 (10/414,310)	US	12/13/2005 (4/16/2003)	MULTI-LEVEL AND MULTI-RESOLUTION BUS ARBITRATlON Georgiy Shenderovich

5,650,955 (08/698,627)	US	7/22/1997 (8/16/96)	GRAPHICS CONTROLLER INTEGRATED CIRCUIT WITHOUT MEMORY INTERFACE DEEPRAJ S. PUAR; RAVI RANGANATHAN

5,703,806 (08/699,090)	US	12/30/1997 (8/16/1996)	GRAPHICS CONTROLLER INTEGRATED CIRCUIT WITHOUT MEMORY INTERFACE DEEPRAJ S. PUAR; RAVI RANGANATHAN

6,041010 (08/183,538)	US	3/21/2000 (6/26/1997)	GRAPHICS CONTROLLER INTEGRATED CIRCUIT WITHOUT MEMORY INTERFACE PINS AND ASSOCIATED POWER DISSIPATION DEEPRAJ S. PUAR; RAVI RANGANATHAN

6,356,497 (09/467,942)	US	3/12/2002 (12/21/1999)	GRAPHICS CONTROLLER INTEGRATED CIRCUIT WITHOUT MEMORY INTERFACE DEEPRAJ S. PUAR; RAVI RANGANATHAN

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
6,771,532 (10/042,952)	US	8/3/2004 (1/7/2002)	GRAPHICS CONTROLLER INTEGRATED CIRCUIT WITHOUT MEMORY INTERFACE DEEPRAJ S. PUAR; RAVI RANGANATHAN

6,920,077 (10/803,783)	US	7/19/2005 (3/18/2004)	GRAPHICS CONTROLLER INTEGRATED CIRCUIT WITHOUT MEMORY INTERFACE DEEPRAJ S. PUAR; RAVI RANGANATHAN

7,106,619 (10/908,259)	US	9/12/2006 (5/4/2005)	GRAPHICS CONTROLLER INTEGRATED CIRCUIT WITHOUT MEMORY INTERFACE DEEPRAJ S. PUAR; RAVI RANGANATHAN

11/382,433	US	5/9/2006	Graphics Controller Integrated Circuit without Memory Interface DEEPRAJ S. PUAR; RAVI RANGANATHAN

6,977,656 (10/604,524)	US	12/20/2005 (7/28/2003)	TWO-LAYER DISPLAY-REFRESH AND VIDEO-OVERLAY ARBITRATION OF BOTH DRAM AND SRAM MEMORIES Hin-Kwai Lee

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
6,987,961 (10/710,238)	US	1/17/2006 (6/28/2004)	ETHERNET EMULATION USING A SHARED MAILBOX BETWEEN TWO PROCESSORS IN A FEATURE PHONE Sai K. Pothana

7,107,044 (10/904,336)	US	9/12/2006 (11/4/2004)	VIRTUALIZATION OF HARDWARE USER-INTERFACE USING A SHARED MAILBOX BETWEEN TWO PROCESSORS IN A FEATURE PHONE ZAIDI, SYED; KUMAR, SANDEEP; POTHANA, SAI K.

7,289,823 (10/904,337)	US	10/30/2007 (11/4/2004)	VIDEO OVERLAY BUFFER MIRRORED THROUGH A SHARED MAILBOX BETWEEN TWO PROCESSORS IN A FEATURE PHONE KUMAR, SANDEEP; ZAIDI, SYED; POTHANA, SAI K.

7,002,627 (10/064,177)	US	2/21/2006 (6/19/2002)	SINGLE-STEP CONVERSION FROM RGB BAYER PATTERN TO YUV 4:2:0 FORMAT Philippe Raffy, Fathy Yassa

7,139,022 (10/065,899)	US	11/21/2006 (11/27/2002)	EDGE ENHANCER FOR RGB-BEYER TO YUV 4:2:0 CONVERTER WITH SHARPENED-Y FEEDBACK TO U, V TRANSFORMER Philippe Raffy

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
7,095,786 (10/248,348)	US	8/22/2006 (1/11/2003)	OBJECT TRACKING USING ADAPTIVE BLOCK-SIZE MATCHING ALONG OBJECT BOUNDARY AND FRAME-SKIPPING WHEN OBJECT MOTION IS LOW Dan Schonfeld, Karthik Hariharakrishnan, Philippe Raffy, Fathy Yassa

7,142,600 (10/249,577)	US	11/28/2006 (4/21/2003)

OCCLUSION/DISOCCLUSIO N DETECTION USING K-MEANS CLUSTERING NEAR OBJECT BOUNDARY WITH COMPARISON OF AVERAGE MOTION OF CLUSTERS TO OBJECT AND BACKGROUND MOTIONS

Dan Schonfeld, Karthik Hariharakrishnan, Philippe Raffy, Fathy Yassa

7,289,946 (10/604,879)	US	10/30/2007 (8/22/2003)	METHODOLOGY FOR VERIFYING MULTI-CYCLE AND CLOCK-DOMAIN-CROSSING LOGIC USING RANDOM FLIP-FLOP DELAYS Hin-Kwai Lee

Exhibit B-1

ASSIGNMENT OF PATENT RIGHTS

For good and valuable consideration, the receipt of which is hereby acknowledged, NeoMaglc Corporation, a Delaware corporation, having offices at 3250 Jay Street, Santa Clara, CA 95054 (“Assignor”), does hereby sell, assign, transfer, and convey unto Faust Communications Holdings, LLC, a Delaware limited liability company, having an address at 1209 Orange Street, Wilmington, DE 19801 (“Assignee”), or its designees, all right, title, and interest that exist today and may exist in the future in and to any and all of the following (collectively, the “Patent Rights”):

(a) the provisional patent applications, patent applications and patents listed in the table below (the “Patents”);

(b) all patents and patent applications (i) to which any of the Patents directly or indirectly claims priority, (ii) for which any of the Patents directly or indirectly forms a basis for priority, and/or (iii) that were co-owned applications that incorporate by reference, or are incorporated by reference into, the Patents;

(c) all reissues, reexaminations, extensions, continuations, continuations in part, continuing prosecution applications, requests for continuing examinations, divisions, registrations of any item in any of the foregoing categories (a) and (b) ;

(d) all foreign patents, patent applications, and counterparts relating to any item in any of the foregoing categories (a) through (c), including, without limitation, certificates of invention, utility models, industrial design protection, design patent protection, and other governmental grants or issuances;

(e) all items in any of the foregoing in categories (b) through (d), whether or not expressly listed as Patents below and whether or not claims in any of the foregoing have been rejected, withdrawn, cancelled, or the like;

(f) inventions, invention disclosures, and discoveries described in any of the Patents and/or any item in the foregoing categories (b) through (e) that (i) are included in any claim in the Patents and/or any item in the foregoing categories (b) through (e), (ii) are subject matter capable of being reduced to a patent claim in a reissue or reexamination proceedings brought on any of the Patents and/or any item in the foregoing categories (b) through (e), and/or (iii) could have been included as a claim in any of the Patents and/or any item in the foregoing categories (b) through (e);

(g) all rights to apply in any or all countries of the world for patents, certificates of invention, utility models, industrial design protections, design patent protections, or other governmental grants or issuances of any type related to any item in any of the foregoing categories (a) through (f), including, without limitation, under the Paris Convention for the Protection of Industrial Property, the International Patent Cooperation Treaty, or any other convention, treaty, agreement, or understanding;

(h) all causes of action (whether known or unknown or whether currently pending, filed, or otherwise) and other enforcement rights under, or on account of, any of the Patents and/or any item in any of the foregoing categories (b) through (g), including, without limitation, all causes of action and other enforcement rights for

(1)	damages,

(2)	injunctive relief, and

(3)	any other remedies of any kind

for past, current, and future infringement; and

(i) all rights to collect royalties and other payments under or on account of any of the Patents and/or any item in any of the foregoing categories (b) through (d).

Patent or Application No.	Country	Filine Date	Title of Patent and First Named Inventor
5,650,955 (08/698,627)	US	7/22/1997 (8/16/1996)	GRAPHICS CONTROLLER INTEGRATED CIRCUIT WITHOUT MEMORY INTERFACE DEEPRAJ S. PUAR; RAVI RANGANATHAN

5,703,806 (08/699,090)	US	12/30/1997 (8/16/1996)	GRAPHICS CONTROLLER INTEGRATED CIRCUIT WITHOUT MEMORY INTERFACE DEEPRAJ S. PUAR; RAVI RANGANATHAN

6,041,010 (08/883,538)	US	3/21/2000 (6/26/1997)	GRAPHICS CONTROLLER INTEGRATED CIRCUIT WITHOUT MEMORY INTERFACE PINS AND ASSOCIATED POWER DISSIPATION DEEPRAJ S. PUAR; RAVI RANGANATHAN

6,356,497 (09/467,942)	US	3/12/2002 (12/21/1999)	GRAPHICS CONTROLLER INTEGRATED CIRCUIT WITHOUT MEMORY INTERFACE DEEPRAJ S. PUAR; RAVI RANGANATHAN

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
6,771,532 (10/042,952)	US	8/3/2004 (1/7/2002)	GRAPHICS CONTROLLER INTEGRATED CIRCUIT WITHOUT MEMORY INTERFACE DEEPRAJ S. PUAR; RAVI RANGANATHAN

6,920,077 (10/803,783)	US	7/19/2005 (3/18/2004)	GRAPHICS CONTROLLER INTEGRATED CIRCUIT WITHOUT MEMORY INTERFACE DEEPRAJ S. PUAR; RAVI RANGANATHAN

7,106,619 (10/908,259)	US	9/12/2006 (5/4/2005)	GRAPHICS CONTROLLER INTEGRATED CIRCUIT WITHOUT MEMORY INTERFACE DEEPRAJ S. PUAR; RAVI RANGANATHAN

11/382,433	US	5/9/2006	Graphics Controller Integrated Circuit without Memory Interface DEEPRAJ S. PUAR; RAVI RANGANATHAN

6,977,656 (10/604,524)	US	12/20/2005 (7/28/2003)	TWO-LAYER DISPLAY-REFRESH AND VIDEO-OVERLAY ARBITRATION OF BOTH DRAM AND SRAM MEMORIES Hin-Kwai Lee

6,987,961 (10/710,238)	US	1/17/2006 (6/28/2004)	ETHERNET EMULATION USING A SHARED MAILBOX BETWEEN TWO PROCESSORS IN A FEATURE PHONE Sai K. Pothana

7,107,044	US	9/12/2006	VIRTUALIZATION OF HARDWARE

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
(10/904,336)		(11/4/2004)	USER-INTERFACE USING A SHARED MAILBOX BETWEEN TWO PROCESSORS IN A FEATURE PHONE ZAIDI, SYED; KUMAR, SANDEEP; POTHANA, SAI K.

7,289,823 (10/904,337)	US	10/30/2007 (11/4/2004)	VIDEO OVERLAY BUFFER MIRRORED THROUGH A SHARED MAILBOX BETWEEN TWO PROCESSORS IN A FEATURE PHONE KUMAR, SANDEEP; ZAIDI, SYED; POTHANA, SAI K.

7,002,627 (10/064,177)	US	2/21/2006 (6/19/2002)	SINGLE-STEP CONVERSION FROM RGB BAYER PATTERN TO YUV 4:2:0 FORMAT Philippe Raffy, Fathy Yassa

7,139,022 (10/065,899)	US	11/21/2006 (11/27/2002)	EDGE ENHANCER FOR RGB-BEYER TO YUV 4:2:0 CONVERTER WITH SHARPENED-Y FEEDBACK TO U, V TRANSFORMER Philippe Raffy

7,095,786 (10/248,348)	US	8/22/2006 (1/11/2003)	OBJECT TRACKING USING ADAPTIVE BLOCK-SIZE MATCHING ALONG OBJECT BOUNDARY AND FRAME-SKIPPING WHEN OBJECT MOTION IS LOW Dan Schonfeld, Karthik Hariharakrishnan, Philippe Raffy, Fathy Yassa

7,142,600 (10/249,577)	US	11/28/2006 (4/21/2003)	OCCLUSION/DISOCCLUSION DETECTION USING K-MEANS CLUSTERING NEAR OBJECT

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor

BOUNDARY WITH COMPARISON OF AVERAGE MOTION OF CLUSTERS TO OBJECT AND BACKGROUND MOTIONS Dan Schonfeld, Karthik Hariharakrishnan, Philippe Raffy, Fathy Yassa

7,289,946 (10/604,879)	US	10/30/2007 (8/22/2003)	METHODOLOGY FOR VERIFYING MULTI-CYCLE AND CLOCK-DOMAIN-CROSSING LOGIC USING RANDOM FLIP-FLOP DELAYS Hin-Kwai Lee

Assignor represents, warrants and covenants that:

(1) Assignor has the full power and authority, and has obtained all third party consents, approvals and/or other authorizations required to enter into this Agreement and to carry out its obligations hereunder, including the assignment of the Patent Rights to Assignee; and

(2) Assignor owns, and by this document assigns to Assignee, all right, title, and interest to the Patent Rights, including, without limitation, all right, title, and interest to sue for infringement of the Patent Rights. Assignor has obtained and properly recorded previously executed assignments for the Patent Rights as necessary to fully perfect its rights and title therein in accordance with governing law and regulations in each respective jurisdiction. The Patent Rights are free and clear of all liens, claims, mortgages, security interests or other encumbrances, and restrictions. There are no actions, suits, investigations, claims or proceedings threatened, pending or in progress relating in any way to the Patent Rights. There are no existing contracts, agreements, options, commitments, proposals, bids, offers, or rights with, to, or in any person to acquire any of the Patent Rights.

Assignor hereby authorizes the respective patent office or governmental agency in each jurisdiction to issue any and all patents, certificates of invention, utility models or other governmental grants or issuances that may be granted upon any of the Patent Rights in the name of Assignee, as the assignee to the entire interest therein.

The terms and conditions of this Assignment of Patent Rights will inure to the benefit of Assignee, its successors, assigns, and other legal representatives and will be binding upon Assignor, its successors, assigns, and other legal representatives.

IN WITNESS WHEREOF this Assignment of Patent Rights is executed at Santa Clara, CA on Jan. 11, 2008.

ASSIGNOR:

NeoMagic Corporation

BY:	/s/ Douglas R. Young
Name:	Douglas R. Young
Title:	President & CEO

(Signature MUST be notarized)

STATE OF California               )

                                                    ) ss.

COUNTY OF Santa Clara        )

On Jan. 11, 2008, before me, Douglas R. Young, Notary Public in and for said State, personally appeared Santa Clara, CA, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature /s/ Marlyn Chin                                                             (Seal)

Exhibit B-2

ASSIGNMENT OF PATENT RIGHTS

For good and valuable consideration, the receipt of which is hereby acknowledged, NeoMagic Israel Ltd., an ISRAELI COMPANY, having offices at Beit Adar, 7 Giborai Israel St., POB 8506 New Industrial Zone, Netanya 42504, Israel (“Assignor”), does hereby sell, assign, transfer, and convey unto Faust Communications Holdings, LLC, a Delaware limited liability company, having an address at 1209 Orange Street, Wilmington, DE 19801 (“Assignee”), or its designees, all right, title, and interest that exist today and may exist in the future in and to any and all of the following (collectively, the “Patent Rights”):

(a) the provisional patent applications, patent applications and patents listed in the table below (the “Patents”);

(b) all patents and patent applications (i) to which any of the Patents directly or indirectly claims priority, (ii) for which any of the Patents directly or indirectly forms a basis for priority, and/or (iii) that were co-owned applications that incorporate by reference, or are incorporated by reference into, the Patents;

(c) all reissues, reexaminations, extensions, continuations, continuations in part, continuing prosecution applications, requests for continuing examinations, divisions, registrations of any item in any of the foregoing categories (a) and (b);

(d) all foreign patents, patent applications, and counterparts relating to any item in any of the foregoing categories (a) through (c), including, without limitation, certificates of invention, utility models, industrial design protection, design patent protection, and other governmental grants or issuances;

(e) all items in any of the foregoing in categories (b) through (d), whether or not expressly listed as Patents below and whether or not claims in any of the foregoing have been rejected, withdrawn, cancelled, or the like;

(f) inventions, invention disclosures, and discoveries described in any of the Patents and/or any item in the foregoing categories (b) through (e) that (i) are included in any claim in the Patents and/or any item in the foregoing categories (b) through (e), (ii) are subject matter capable of being reduced to a patent claim in a reissue or reexamination proceedings brought on any of the Patents and/or any item in the foregoing categories (b) through (e), and/or (iii) could have been included as a claim in any of the Patents and/or any item in the foregoing categories (b) through (e);

(g) all rights to apply in any or all countries of the world for patents, certificates of invention, utility models, industrial design protections, design patent protections, or other governmental grants or issuances of any type related to any item in any of the foregoing categories (a) through (f), including, without limitation, under the Paris Convention for the Protection of Industrial Property, the International Patent Cooperation Treaty, or any other convention, treaty, agreement, or understanding;

(h) all causes of action (whether known or unknown or whether currently pending, filed, or otherwise) and other enforcement rights under, or on account of, any of the Patents and/or any item in any of the foregoing categories (b) through (g), including, without limitation, all causes of action and other enforcement rights for

(1) damages,

(2) injunctive relief, and

(3) any other remedies of any kind

for past, current, and future infringement; and

(i) all rights to collect royalties and other payments under or on account of any of the Patents and/or any item in any of the foregoing categories (b) through (h).

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
6,975,553 (10/816,849)	US	12/13/2005 (4/5/2004)	NONALIGNED ACCESS TO RANDOM ACCESS MEMORY Georgiy Shenderovich

6,976,109 (10/414,310)	US	12/13/2005 (4/16/2003)	MULTI-LEVEL AND MULTI-RESOLUTION BUS ARBITRATION Georgiy Shenderovich

Assignor represents, warrants and covenants that:

(1) Assignor has the full power and authority, and has obtained all third party consents, approvals and/or other authorizations required to enter into this Agreement and to carry out its obligations hereunder, including the assignment of the Patent Rights to Assignee; and

(2) Assignor owns, and by this document assigns to Assignee, all right, title, and interest to the Patent Rights, including, without limitation, all right, title, and interest to sue for infringement of the Patent Rights. Assignor has obtained and properly recorded previously executed assignments for the Patent Rights as necessary to fully perfect its rights and title therein in accordance with governing law and regulations in each respective jurisdiction. The Patent Rights are free and clear of all liens, claims, mortgages, security interests or other encumbrances, and restrictions. There are no actions, suits, investigations, claims or proceedings threatened, pending or in progress relating in any way to the Patent Rights. There are no existing contracts, agreements, options, commitments, proposals, bids, offers, or rights with, to, or in any person to acquire any of the Patent Rights.

Assignor hereby authorizes the respective patent office or governmental agency in each jurisdiction to issue any and all patents, certificates of invention, utility models or other governmental grants or issuances that may be granted upon any of the Patent Rights in the name of Assignee, as the assignee to the entire interest therein.

The terms and conditions of this Assignment of Patent Rights will inure to the benefit of Assignee, its successors, assigns, and other legal representatives and will be binding upon Assignor, its successors, assigns, and other legal representatives.

IN WITNESS WHEREOF this Assignment of Patent Rights is executed at Santa Clara, CA on Jan. 11, 2008.

ASSIGNOR:

NeoMagic Israel Ltd.

By:	/s/ Steven P. Berry
Name:	STEVEN P. BERRY
Title:	DIRECTOR OF NEOMAGIC ISRAEL, LTD.

ATTESTATION

The undersigned witnessed the signature of STEVEN P. BERRY to the above Assignment of Patent Rights on behalf NeoMagic Israel Ltd. and makes the following statements:

1. I am over the age of 18 and competent to testify as to the facts in this Attestation block if called upon to do so.

2. STEVEN P. BERRY is personally known to me (for proved to me on the basis of satisfactory evidence) and appeared before me on Jan. 17, 2008 to execute the above Assignment of Patent Rights on behalf of NeoMagic Israel Ltd.

3. STEVEN P. BERRY subscribed to the above Assignment of Patent Rights on behalf of NeoMagic Israel Ltd.

I declare under penalty of perjury under the laws of the United States of America that the foregoing is true and correct.

EXECUTED on Jan. 11, 2008 (date)

/s/ Marilyn Chin
Print Name:	MARILYN CHIN

Amendment to Patent Purchase Agreement

SELLER 2:

NEOMAGIC ISRAEL LTD.

By:	Steven P. Berry
Name:	STEVEN P. BERRY
Title:	DIRECTOR OF NEOMAGIC ISRAEL, LTD.

Exhibit C

ASSIGNMENT OF RIGHTS IN CERTAIN ASSETS

For good and valuable consideration the receipt of which is hereby acknowledged, NeoMagic Corporation, a Delaware corporation, having offices at 3250 Jay Street, Santa Clara, CA 95054 (“Assignor”), does hereby sell, assign, transfer, and convey unto Faust Communications Holdings, LLC, a Delaware limited liability company, having an address at 1209 Orange Street, Wilmington, DE 19801 (“Assignee”), or its designees, all of its right, title, and interest in and to any and all of the following provisional patent applications, patent applications, patents, and other governmental grants or issuances of any kind (the “Certain Assets”):

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
08/262,412	US	6/20/1994	GRAPHICS CONTROLLER INTEGRATED CIRCUIT WITHOUT MEMORY INTERFACE DEEPRAJ S. PUAR

PCT/US1995/007196	WO	6/5/1995	GRAPHICS CONTROLLER INTEGRATED CIRCUIT WITHOUT MEMORY INTERFACE PUAR DEEPRAJ S; RANGANATHAN RAVI

08/581,086	US	12/29/1995	GRAPHICS CONTROLLER INTEGRATED CIRCUIT WITHOUT MEMORY INTERFACE DEEPRAJ S. PUAR

JP08-0502311	JP	6/5/1995	GRAPHICS CONTROLLER INTEGRATED CIRCUIT WITHOUT MEMORY INTERFACE DEEPRAJ S. PUAR; RAVI RANGANATHAN

Assignor assigns to Assignee all of its rights to the inventions, invention disclosures, and discoveries in the assets listed above, together, with the rights, if any, to revive prosecution of claims under such assets and to sue or otherwise enforce any claims under such assets for past, present or future infringement.

Assignor hereby authorizes the respective patent office or governmental agency in each jurisdiction to make available to Assignee all records regarding the Certain Assets.

The terms and conditions of this Assignment of Rights in Certain Assets will inure to the benefit of Assignee, its successors, assigns, and other legal representatives and will be binding upon Assignor, its successors, assigns, and other legal representatives.

DATED this 11th day of January 2008.

ASSIGNOR:

NeoMagic Corporation

By:	/s/ Douglas R. Young
Name:	Douglas R. Young
Title:	President & CEO

Exhibit D

LIST OF INITIAL DELIVERABLES

Seller will cause the following to be delivered to Purchaser, or Purchaser’s representative, within the time provided in paragraph 3.1 of the attached Patent Purchase Agreement:

(a) U.S. Patents. For each item of the Patents that is an issued United States patent, and for each Abandoned Asset that forms the basis for priority for such issued U.S. patent (whether a patent or similar protection has been issued or granted),

(i)	the original

(A)	ribbon copy issued by the United States Patent and Trademark Office,

(B)	Assignment Agreement(s),

(C)	conception and reduction to practice material, and

(ii)	a copy of

(A)	the Docket,

(B)	each relevant license and security agreement;

(b) Non-U.S. for each Live Asset for which a non-United States patent or similar protection has been issued or granted,

(i)	the original ribbon copy or certificate issued by the applicable government, if available

(ii)	copy of each pending foreign application

(iii)	the Docket,

(iv)	the original Assignment Agreement(s),

(v)	a copy of applicant name change, if necessary, and

(vi)	a copy of each relevant license and security agreement

(c) Patent Applications. For each item of the Patents that is a patent application,

(i)	a copy of the patent application, as filed,

(ii)	if unpublished, a copy of the filing receipt and the non-publication request, if available,

(iii)	the original Assignment Agreement(s),

(iv)	the Docket,

(v)	all available conception and reduction to practice materials,

(vi)	evidence of foreign filing license (or denial thereof),

(vii)	a copy of each relevant license and security agreement, and

(viii)	the Prosecution History Files;

(d) Common Interest Agreement. Seller will deliver any Initial Deliverables to be delivered by Seller under paragraph (c) above to Purchaser’s legal counsel, together with two (2) executed originals of the Common Interest Agreement.

(e) Thorough Search/Declaration. If originals of the Initial Deliverables are not available and delivered to Purchaser prior to Closing, Seller will cause (i) such originals of the Initial Deliverables to be sent to Purchaser or Purchaser’s representative promptly if and after such originals are located and (ii) an appropriate executive officer of Seller to deliver to Purchaser an declaration, executed by such officer under penalty of perjury, detailing Seller’s efforts to locate such unavailable original documents and details regarding how delivered copies were obtained; and

Capitalized terms used in this Exhibit D are defined in the Patent Purchase Agreement to which this Exhibit D is attached.

Exhibits E

COMMON INTEREST AGREEMENT

THIS COMMON INTEREST AGREEMENT (“Agreement”) is entered into between the undersigned legal counsel (“Counsel”), for themselves and on behalf of the parties they represent (as indicated below).

1.	Background,

1.1                     , a              limited liability company (“Purchaser”) and NeoMagic Corporation, a Delaware corporation (“Seller”) (Purchaser and Seller are sometimes hereafter referred to herein as a “party” or the “parties”), have entered into an agreement under which Purchaser will acquire all substantial rights of Seller in certain patent applications filed or (to be filed throughout the world (the “Patent Matters”).

1.2 The parties have a common interest in the Patent Matters and have agreed to treat their communications and those of their Counsel relating to the Patent Matters as protected by the common interest privilege. Furtherance of the Patent Matters requires the exchange of proprietary documents and information, the joint development of legal strategies and the exchange of attorney work product developed by the parties and their respective Counsel.

2.	Common Interest.

2.1 The parties have a common, joint and mutual legal interest in cooperating with each other, to the extent permitted by law, to share information protected by the attorney-client privilege and by the work product doctrine with, respect to the Patent Matters. Any counsel or consultant retained by a party or their Counsel to assist in the Patent Matters shall be bound by, and entitled to the benefits of, this Agreement.

2.2 In order to further their common interest, the parties and their Counsel shall exchange privileged and work product information, orally and in writing, including, without limitation, factual analyses, mental impressions, legal memoranda, source materials, draft legal documents, prosecution history files and other information (hereinafter “Common Interest Materials”). The sole purpose for the exchange of the Common Interest Materials is to support the parties’ common interest with respect to the prosecution and enforcement of the Patent Matters. Any Common Interest Materials exchanged shall continue to be protected under all applicable privileges and no such exchange shall constitute a waiver of any applicable privilege or protection.

3.	Nondisclosure.

3.1 The parties and their Counsel shall use the Common Interest Materials solely in connection with the Patent Matters and shall take appropriate steps to protect the privileged and confidential nature of the Common Interest Materials. Neither client nor their respective Counsel shall produce privileged documents or information unless or until directed to do so by a final order of a court of competent jurisdiction, or upon the prior written consent of the other party. No privilege or objection shall be waived by a party hereunder without the prior written consent of the other party. The obligations under this paragraph will not apply either to Purchaser after closing of the acquisition of the Patent Matters or to Seller with respect to any dispute with Purchaser related to such potential acquisition.

3.2 Except as herein provided, in the event that either party or their Counsel is requested or required in the context of a litigation, governmental, judicial or regulatory investigation or other similar proceedings (by oral questions, interrogatories, requests for information or documents, subpoenas, civil investigative demands or similar process) to disclose any Common Interest Materials, the party or their Counsel shall immediately inform the other party and their Counsel and shall assert all applicable privileges, including, without limitation, the common interest doctrine, the joint prosecution privilege.

4.	Relationship; Additions; Termination.

4.1 This Agreement does not create any agency or similar relationship among the parties. Through the Closing (as defined in the Patent Purchase Agreement executed by Purchaser and Seller), neither party nor their respective Counsel has the authority to waive any applicable privilege or doctrine on behalf of any other party.

4.2 Nothing in this Agreement affects the separate and independent representation of each party by its respective Counsel or creates an attorney client relationship between the Counsel for a party and the other party to this Agreement.

4.3 This Agreement shall continue until terminated upon the written request of either party. Upon termination, each party and their respective Counsel shall return any Common Interest Materials furnished by the other party. Notwithstanding termination, this Agreement shall continue to protect all Common Interest Materials disclosed prior to termination. Sections 3 and 5 shall survive termination of this Agreement.

5.	General Terms.

5.1 This Agreement is governed by the laws of the State of Delaware, without regard to its choice of law principles to the contrary. In the event any provision of this Agreement is held by any court of competent jurisdiction to be illegal, void or unenforceable, the remaining terms shall remain in effect. Failure of either party to enforce any provision of this Agreement shall not be deemed a waiver of future enforcement of that or any other provision.

5.2 The parties agree that a breach of this Agreement would result in irreparable injury, that money damages would not be a sufficient remedy and that the disclosing party shall be entitled to equitable relief, including injunctive relief, as a non-exclusive remedy for any such breach.

5.3 Notices given under this Agreement shall be given in writing and delivered by messenger or overnight delivery service to a party and their respective Counsel at their last known address, and shall be deemed to have been given on the day received.

5.4 This Agreement is effective and binding upon each party as of the date it is signed by or on behalf of a party and may be amended only by a writing signed by or on behalf of each party. This Agreement may be executed in counterparts. Any signature reproduced or transmitted via email of a, pdf file, photocopy, facsimile or other process of complete and accurate reproduction and transmission shall be considered an original for purposes of this Agreement.

This Agreement is being executed by each of the undersigned Counsel with the fully informed authority and consent of the respective party it represents.

Counsel for NeoMagic Corporation	Counsel for Faust Communications Holdings, LLC

By:	By:
Date:	Date:

Exhibit F

SECURITY INTEREST ADDENDUM

This Security Interest Addendum, dated as of the Effective Date, hereby amends the Patent Purchase Agreement, dated as of January 17, 2008 (the “PPA”), by and between NeoMagic Corporation, a Delaware corporation (“Seller”) and Faust Communications Holdings, LLC, a Delaware limited liability company (“Purchaser”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the PPA. Except as expressly amended by this Security Interest Addendum, the PPA remains in full force and effect, This Security Interest Addendum will not survive termination of the PPA pursuant to paragraph 3.5 thereof prior to the Closing.

1. Grant of Security Interest. Seller hereby grants Purchaser a security Interest in the Assigned Patent Rights to secure all present and future payment and performance obligations of Seller to Purchaser, Including, without limitation, Seller’s obligations under the PPA (the “Obligations”).

2. Filing of Financing Statements. Seller authorizes Purchaser to file financing statements, amendments, applications for registration, other forms under the Uniform Commercial Code (“UCC”) describing the Assigned Patent Rights. Seller will pay all costs of filing any financing, continuation or termination statements and any other UCC filing made with respect to this Security Interest Addendum.

3. Seller’s Representation and Warranties. Seller will not allow or grant any lien, claim, security interest, encumbrance or other restriction in the Assigned Patent Rights other than that created by this Security Interest Addendum without separate consent in a writing executed by Purchaser.

4. Events of Default. The occurrence of any of the following will, at the option of Purchaser, be an “Event of Default”: (a) Seller’s failure to sell, transfer, assign and convey to Purchaser the Assigned Patent Rights at Closing, as contemplated by the PPA, within six (6) months after the Effective Date; and/or (b) the cessation of Seller’s business operations, the insolvency of Seller, an admission In writing of Its Inability to pay debts as they mature, the Institution by or against Seller of any bankruptcy, reorganization, debt arrangement, assignment for the benefit of creditors, or other proceeding under any bankruptcy or Insolvency law or dissolution, receivership, or liquidation proceeding; and/or (c) transfer or disposition of any of the Assigned Patent Rights, except to Purchaser under the PPA or as expressly permitted by this Security Interest Addendum.

5. Remedies. Upon the occurrence of an Event of Default, Purchaser will have an immediate right to pursue the remedies provided herein and any other remedies available under applicable laws. Upon the occurrence of an Event of Default, Purchaser will have, in addition to all of the rights and remedies at law or in equity, the remedies of a secured party under the applicable UCC. Seller acknowledges that Purchaser’s giving five (5) calendar days’ notice is reasonable in any circumstances where Purchaser may be required by law to give Seller notice. Purchaser is specifically entitled to retain the Assigned Patent Rights to remedy the default. All the rights, privileges, powers and remedies of Purchaser are cumulative.

6. Expenses; Attorneys’ Fees. Seller will pay on demand the amount of all costs and expenses Incurred by Purchaser to protect or enforce its rights with respect to this Security Interest Addendum or the Assigned Patent Rights. The sums agreed to be paid pursuant to this section are secured by this Security Interest Addendum.

In witness whereof, intending to be legally bound, the parties have executed this Patent Purchase Agreement as of the Effective Date.

SELLER:		PURCHASER:

NEOMAGIC CORPORATION		FAUST COMMUNICATIONS HOLDINGS, LLC

By	/s/ Douglas R. Young	By	Illegible

Name:	/s/ Douglas R. Young	Name:	Illegible

Title:	Precident & CEO	Title:	Authorised Person

Exhibit G

License Back to Seller

4.4B License Back to Seller under Patents. Upon the Closing, Purchaser hereby grants to Seller, under the Patents, and for the lives thereof, a royalty-free, non-exclusive, non-sublicensable, irrevocable (except in the event of any breach by Seller of paragraphs 5.1, 5.3, Exhibit F, and/or any of the Primary Warranties and/or, with respect to 4.4B and 4.5B, any breach by Seller, a Permitted Transferee or a Second Permitted Transferee), non-transferable (except as set forth in 4.5B of this Exhibit G below) right and license (“Seller License”) to practice the methods and to make, have made, use, distribute, lease, sell, offer for sale, import, export, develop and otherwise dispose of and exploit any Seller products covered by the Patents (“Covered Products”). The Seller License shall apply to the reproduction and subsequent distribution of Covered Products under Seller’s trademarks and brands, in substantially identical form as they are distributed by the Seller, by authorized agents of the Seller such as a distributor, replicator, VAR or OEM. The Seller acknowledges and agrees that the Seller License is not intended to cover foundry or contract manufacturing activities that the Seller may undertake on behalf of any person that is not the Seller. As a result, Covered Products shall exclude any products or services manufactured, produced or provided by the Seller on behalf of any person that is not the Seller (a) from designs received in substantially completed form from a source other than the Seller and (b) for resale to such person that is not the Seller (or to customers of, or as directed by, any person that is not the Seller) on essentially an exclusive basis. The Seller License is nontransferable except as provided for in paragraph 4.5B.

4.5B

(1)	Limitation on Transferability of Seller License.

(a) The Seller License may be transferred by Seller only once and only to a transferee that is either (a) the purchaser of all or substantially all of the operating assets (other than cash) of Seller or (b) the successor of Seller in connection with a merger or acquisition involving the sale of all, or substantially all, of the outstanding capital stock of Seller (each of (a) and (b) a “Permitted Transferee”).

(b) Notwithstanding the foregoing, in no event will a transfer of the Seller License by Seller to any Subsidiary of Seller count against the number of permitted transfers by Seller set forth in paragraph 4.5B(1)(a) above. For purposes of this paragraph, “Subsidiary” means any corporation, company or other entity of which Seller (i) has voting shares or other voting securities, ownership and control of more than fifty percent (50%) of the outstanding shares or securities entitled to vote for the election of directors or similar managing authority of such entity or (ii) does not have outstanding shares or securities, but has more than fifty percent (50%) of the ownership interest representing the right to manage such entity. An entity shall be deemed to be a Subsidiary under this Agreement only so long as all the requirements of being a Subsidiary are met as of or at any time after the Closing.

(c) If Seller transfers the Seller License to a Permitted Transferee, such Permitted Transferee may transfer the Seller License only once and only to a transferee that is either (a) the purchaser of all or substantially all of the operating assets (other than cash) of such Permitted Transferee or (b) the successor of such Permitted Transferee in connection with a merger or acquisition involving the sale of all, or substantially all, of the outstanding capital stock of such Permitted Transferee (each of (a) and (b) a “Second Permitted Transferee”).

(2) In the event of any transfer under paragraph 4.5(B)(1) (a “Transfer”), the Covered Products will be limited to the products that had been commercially released by Seller prior to the effective date of such Transfer, and the Covered Products will not include, and in no event will the Seller License extend to, any other products, processes or services of (x) a Permitted Transferee and/or a Second Permitted Transferee, (y) any affiliate (other than Seller) of such purchaser or successor, or (z) any other person.

(3) Seller and/or Permitted Transferee, if applicable, shall, within ninety (90) days after a Transfer (“Notice Period”), provide Purchaser with written notice of such Transfer, which notice will contain: (i) the effective date of the Transfer, (ii) a description of the transaction through which the Transfer occurred, and (iii) detailed information regarding the respective products, processes and services of Seller, the Permitted Transferee, the Second Permitted Transferee and the purchasing entity (if applicable), as of the effective date of the Transfer (“Notice”). The Seller License will immediately terminate in the event that Seller and/or Permitted Transferee, if applicable, fails to provide the Notice to Purchaser within the Notice Period; provided, however, that Seller and/or Permitted Transferee, if applicable, shall have a one-time right to cure such breach within thirty (30) days after receipt of written notice from Purchaser of such breach by providing the Notice to Purchaser, and the Seller License shall automatically be re-instated and valid as of the date that Seller and/or Permitted Transferee, if applicable, provides such Notice to Purchaser. Any subsequent failure to provide such Notice shall result in the automatic termination of the Selier License.

(4) The Seller License will immediately terminate upon any attempted transfer (by operation of law or otherwise) that is not in strict conformance with this paragraph 4.5B, and any such attempted transfer will be void.

Exhibit H

Representations and Warranties of the Parties

I.	Representations and Warranties of Seller

Seller hereby represents and warrants to Purchaser as follows that, as of the Effective Date and as of the Closing:

A. Authority. Seller is a company duly formed, validly existing, and in good standing under the laws of the jurisdiction of its formation. Seller has the full power and authority and has obtained all third party consents, approvals, and/or other authorizations required to enter into this Agreement and to carry out its obligations hereunder, including, without limitation, the assignment of the Assigned Patent Rights to Purchaser.

B. Title and Contest.

(i)	Seller owns all right, title, and interest to the Assigned Patent Rights, including, without limitation, all right, title, and interest to sue for infringement of the Patents. Seller has obtained and properly recorded previously executed assignments for the Patents as necessary to fully perfect its rights and title therein in accordance with governing law and regulations in each respective jurisdiction. The Assigned Patent Rights are free and clear of all liens, claims, mortgages, security interests or other encumbrances, and restrictions other than the license agreement set forth in Schedule H-1. There are no actions, suits, investigations, claims, or proceedings threatened, pending, or in progress relating in any way to the Assigned Patent Rights, other than customary prosecution activities. Except for the nonexclusive licenses listed on Schedule H-1 and the license granted as of the Closing under paragraph 4.4, there are no existing contracts, agreements, options, commitments, proposals, bids, offers, or rights with, to, or in any person to acquire any of the Assigned Patent Rights.

(ii)	None of the research and development that led to the inventions which are the subject of the Assigned Patent Rights and none of the technology or know-how incorporated in those inventions were financed by any governmental institution including the Office of the Chief Scientist of the Ministry of Industry, Trade and Labor.

C. Existing Licenses and Obligations. There is no obligation imposed by a standards- setting organization to license any of the Patents on particular terms or conditions. Except for the nonexclusive license agreement listed in Schedule H-1 and the license granted as of the Closing under paragraph 4.4, no licenses under the Patents have been granted or retained by Seller, any prior owner, or any inventor, and, after Closing, except for the nonexclusive license agreement listed in Schedule H-1 and the license granted as of the Closing under paragraph 4.4, none of Seller, any prior owner, or any inventor will retain any or rights interest in the Assigned Patent Rights. The license agreement listed on Schedule H-1 is not an exclusive grant or right and, except as expressly noted on Schedule H-1, such license is nontransferable and nonsubllcensable.

D. Restrictions on Rights. Purchaser will not be subject to any covenant not to sue or similar restrictions on its enforcement or, to Seller’s Knowledge, enjoyment of the Assigned Patent Rights or the Abandoned Assets as a result of any prior transaction related to the

Assigned Patent Rights or the Abandoned Assets involving Seller or any prior owner of any of the Assigned Patent Rights or the Abandoned Assets related to the Assigned Patent Rights or the Abandoned Assets.

E. Validity and Enforceability. None of the Patents or the Abandoned Assets (other than Abandoned Assets for which abandonment resulted solely from unpaid fees and/or annuities or from a failure to respond to act in response to an action issued by a patent office in the normal course) has ever been found invalid, unpatentable, or unenforceable for any reason in any administrative, arbitration, judicial or other proceeding, and, with the exception of publicly available documents in the applicable patent office recorded with respect to Patents, Seller does not know of and has not received any notice or information of any kind from any source suggesting that the Patents may be invalid, unpatentable, or unenforceable, other than prior art identified in the relevant Deliverables. If any of the Patents are terminally disclaimed to another patent or patent application, all patents and patent applications subject to such terminal disclaimer are included in this transaction. To the extent “small entity” fees were paid to the United States Patent and Trademark Office for any Patent, such reduced fees were then appropriate because the payor qualified to pay “small entity” fees at the time of such payment and specifically had not licensed rights in the any Patent to an entity that was not a “small entity.”

F. Conduct. To Seller’s Knowledge, none of Seller, prior owner or their respective agents or representatives have engaged in any conduct, or omitted to perform any necessary act, the result of which would invalidate any of the Patents or hinder their enforcement, including, without limitation, misrepresenting the Patents to a standard-setting organization.

G. Enforcement. Seller has not put a third party on notice of actual or potential infringement of any of the Patents or the Abandoned Assets. Seller has not invited any third party to enter into a license under any of the Patents or the Abandoned Assets, except for third party referenced in Schedule H-1. Seller has not initiated any enforcement action with respect to any of the Patents or the Abandoned Assets.

H. Patent Office Proceedings. None of the Patents has been or is currently involved in any reexamination, reissue, interference proceeding, or any similar proceeding, and no such proceedings are pending or threatened.

I. Fees. All maintenance fees, annuities, and the like due or payable on the Patents have been timely paid. For the avoidance of doubt, such timely payment includes payment of any maintenance fees for which the fee is payable (e.g., the fee payment window opens) even if the surcharge date or final deadline for payment of such fee would be in the future.

J. Abandoned Assets. To Seller’s Knowledge, according to each applicable patent office, each of the Abandoned Assets has expired, lapsed, or been abandoned or deemed withdrawn.

II.	Representations and Warranties of Purchaser

Purchaser hereby represents and warrants to Seller as follows that, as of the Effective Date and as of the Closing:

A. Purchaser is a limited liability company duly formed, validly existing, and in good standing under the laws of the jurisdiction of its formation.

B. Purchaser has all requisite power and authority to (i) enter into, execute, and deliver this Agreement and (ii) perform fully its obligations hereunder.

Schedule H-1 to Exhibit H

License Agreement with Sony effective September 1, 2005

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

Exhibit I

Publicity and Reporting

Limited Disclosures. Seller may make one public announcement contemporaneously with the signing of this Agreement and one public announcement contemporaneously with the Closing, which announcements will be substantially of the form set forth in this Exhibit I. Seller shall submit any such proposed announcement to Purchaser at least two (2) business days prior to its making such an announcement for Purchaser’s review and approval, which approval shall not be unreasonably withheld by Purchaser so long as such proposed announcement substantially conforms to this Exhibit I. After the Effective Date, Seller shall have the right to file the statement set forth on this Exhibit I with Seller’s 8-K filing with the Securities Exchange Commission (“SEC”) and to provide information consistent with the statement in Seller’s 8-K or subsequent periodic reports filed with the SEC. Seller and Purchaser agree that, to the extent the SEC’s rules and regulations require Seller to file this Agreement with the SEC, Seller shall initially file the Agreement without Exhibits, which Agreement shall be filed as an exhibit at the time of the filing of Seller’s 8-K or next periodic report on Form 10-Q or Form 10-K under the Securities Exchange Act of 1934. If SEC rules and regulations require filing of any Exhibits of this Agreement or any portions thereof, then Seller agrees to request confidential treatment for those Exhibits or portions thereof reasonably agreed to by Seller and Purchaser and as permitted by the SEC pursuant to applicable laws and regulations.

After execution by both parties:

NeoMagic Corporation announced today that it has signed an agreement to sell selected patents and patent applications to [Purchaser] for net proceeds of approximately $                     , subject to customary closing conditions. The patents and patent applications sold relate to certain of NeoMagic’s non-essential patents. NeoMagic will retain a worldwide, non-exclusive, royalty-free license to use the technology covered by these patents and patent applications for all of its current and future products.

At Closing:

NeoMagic Corporation announced today that it has completed the sale of selected patents and patent applications to [Purchaser] for net proceeds of approximately $                        . The patents and patent applications sold relate to certain of NeoMagic’s non-essential patents. NeoMagic has retained a worldwide, non-exclusive, royalty-free license to use the technology covered by these patents and patent applications for all of its current and future products.

United States Securities and Exchange Commission Disclosure

Seller may include in its 8-K or subsequent periodic reports filed with the SEC, the date of execution of the Agreement and the date of Closing. In addition, Seller may include the following statements, as applicable, in such 8-K or subsequent periodic reports:

“The Patent Purchase Agreement includes customary representations and warranties for a transaction of this nature, including, without limitation, representations and warranties regarding authority, title and validity.”

“The foregoing description of the Patent Purchase Agreement is qualified in its entirety by reference to the Patent Purchase Agreement attached hereto as Exhibit     , and incorporated herein by reference. A copy of the press release issued by the Company announcing the transaction was previously furnished in the Company’s Current Report on 8-K filed with the Securities and Exchange Commission on [date].”

If the Agreement is filed as an exhibit to Seller’s 8-K or next periodic report on Form 10-Q or Form 10-K, Seller agrees to omit the Exhibits to the Agreement, and place the following language on the page immediately following the signature page of the Agreement:

“The following exhibits to the Patent Purchase Agreement have omitted in accordance with item 601(b)(2) of Regulation S-K:

Exhibits

Exhibit A – Patents to be Assigned

Exhibit B-l – Assignment of Patent Rights

Exhibit B-2 – Assignment of Patent Rights

Exhibit C – Assignment of Rights in Certain Assets

Exhibit D – List of Initial Deliverables

Exhibit E – Common Interest Agreement

Exhibit F – Security Interest Addendum

Exhibit G – License Back to Seller

Exhibit H – Representations and Warranties of the Parties

Exhibit I – Publicity and Reporting

NeoMagic Corporation will furnish supplementally a copy of any omitted exhibit to the Securities and Exchange Commission upon request, provided, however, that it may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any exhibits so furnished.”

TO:	NeoMagic Corporation Steve Berry 3250 Jay Street Santa Clara CA 95054-3309

FROM:	Julia Ceffalo

DATE:	2/19/2008

RE:	Enclosed Amendment

Enclosed are your originals of the Amendment to the Patent Purchase Agreement between NeoMagic Corporation and Faust Communications Holdings, LLC.

Thank you.

AMENDMENT TO PATENT PURCHASE AGREEMENT

This AMENDMENT TO THE PATENT PURCHASE AGREEMENT (the “Amendment”) amends the PATENT PURCHASE AGREEMENT (“Agreement”) entered into on January 17, 2008 (“Effective Date”) by and between NeoMagic Corporation, a Delaware corporation, with an office at 3250 Jay Street, Santa Clara, CA 95054 (“Seller 1”) and NeoMagic Israel Ltd., with an office at Beit Adar, 7 Giborai Israel St., POB 8506 New Industrial Zone, Netanya 42504, Israel (“Seller 2”) (Seller 1 and Seller 2, individually and collectively, “Seller”) and Faust Communications Holdings, LLC, a Delaware limited liability company, with an address at 1209 Orange Street, Wilmington, DE 19801 (“Purchaser”) as set forth herein.

1.	Except as explicitly defined herein, the capitalized terms used in this Amendment shall have the meanings defined in the Agreement.

2.	The Exhibits A, B-l, and B-2 are hereby amended to incorporate additional family members of assets listed in the original Exhibits A, B-l, and B-2. The Exhibits A, B-l, and B-2 as revised shall be incorporated into the Agreement to effect the originally contemplated transaction pursuant to Paragraphs 3.1 and 5.1 of the original Agreement.

3.	This Amendment is effective as of the Effective Date, and no amendment or waiver of the Agreement other than that explicitly set forth herein shall be inferred, and the terms and conditions of this Amendment shall be government by and fully incorporated into the Agreement. The parties acknowledge and reaffirm all of the terms and conditions of the Agreement.

In witness whereof, the parties have executed this Amendment as of the Effective Date.

SELLER 1:		PURCHASER:

NEOMAGIC CORPORATION		FAUST COMMUNICATIONS HOLDINGS, LLC

By:	/s/ Steven P. Berry	By:	/s/ T. Clayton

Name:	STEVEN P. BERRY	Name:	T. Clayton

Title:	CFO	Title:	Authorized Person

Amendment to Patent Purchase Agreement

SELLER 2:

NEOMAGIC ISRAEL LTD.

By:	/s/ Steven P. Berry

Name:	STEVEN P. BERRY

Title:	DIRECTOR OF NEOMAGIC ISRAEL, LTD.

Exhibit A, revised

PATENTS TO BE ASSIGNED

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
6,975,553 (10/816,849)	US	12/13/2005 (4/5/2004)	NONALIGNED ACCESS TO RANDOM ACCESS MEMORY Georgiy Shenderovich

11/956,301	US	12/13/2007	NONALIGNED ACCESS TO RANDOM ACCESS MEMORY Georgiy Shenderovich

6,976,109 (10/414,310)	US	12/13/2005 (4/16/2003)	MULTI-LEVEL AND MULTI-RESOLUTION BUS ARBITRATION Georgiy Shenderovich

5,650,955 (08/698,627)	US	7/22/1997 (8/16/1996)	GRAPHICS CONTROLLER INTEGRATED CIRCUIT WITHOUT MEMORY INTERFACE DEEPRAJ S. PUAR; RAVI RANGANATHAN

5,703,806 (08/699,090)	US	12/30/1997 (8/16/1996)	GRAPHICS CONTROLLER INTEGRATED CIRCUIT WITHOUT MEMORY INTERFACE DEEPRAJ S. PUAR; RAVI RANGANATHAN

6,041,010 (08/883,538)	US	3/21/2000 (6/26/1997)	GRAPHICS CONTROLLER INTEGRATED CIRCUIT WITHOUT MEMORY INTERFACE PINS AND ASSOCIATED POWER DISSIPATION DEEPRAJ S. PUAR; RAVI RANGANATHAN

Amendment to Patent Purchase Agreement

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
6,356,497 (09/467,942)	US	3/12/2002 (12/21/1999)	GRAPHICS CONTROLLER INTEGRATED CIRCUIT WITHOUT MEMORY INTERFACE DEEPRAJ S. PUAR; RAVI RANGANATHAN

6,771,532 (10/042,952)	US	8/3/2004 (1/7/2002)	GRAPHICS CONTROLLER INTEGRATED CIRCUIT WITHOUT MEMORY INTERFACE DEEPRAJ S. PUAR; RAVI RANGANATHAN

6,920,077 (10/803,783)	US	7/19/2005 (3/18/2004)	GRAPHICS CONTROLLER INTEGRATED CIRCUIT WITHOUT MEMORY INTERFACE DEEPRAJ S. PUAR; RAVI RANGANATHAN

7,106,619 (10/908,259)	US	9/12/2006 (5/4/2005)	GRAPHICS CONTROLLER INTEGRATED CIRCUIT WITHOUT MEMORY INTERFACE DEEPRAJ S. PUAR; RAVI RANGANATHAN

11/382,433	US	5/9/2006	Graphics Controller Integrated Circuit without Memory Interface DEEPRAJ S. PUAR; RAVI RANGANATHAN

6,977,656 (10/604,524)	US	12/20/2005 (7/28/2003)	TWO-LAYER DISPLAY-REFRESH AND VIDEO-OVERLAY ARBITRATION OF BOTH DRAM AND SRAM MEMORIES Hin-Kwai Lee

Amendment to Patent Purchase Agreement

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
11/961,624	US	12/20/2007	TWO-LAYER DISPLAY-REFRESH AND VIDEO-OVERLAY ARBITRATION OF BOTH DRAM AND SRAM MEMORIES Hin-Kwai Lee

6,987,961 (10/710,238)	US	1/17/2006 (6/28/2004)	ETHERNET EMULATION USING A SHARED MAILBOX BETWEEN TWO PROCESSORS IN A FEATURE PHONE Sai K. Pothana

7,107,044 (10/904,336)	US	9/12/2006 (11/4/2004)	VIRTUALIZATION OF HARDWARE USER-INTERFACE USING A SHARED MAILBOX BETWEEN TWO PROCESSORS IN A FEATURE PHONE ZAIDI, SYED; KUMAR, SANDEEP; POTHANA, SAI K.

7,289,823 (10/904,337)	US	10/30/2007(11/4/2004)	VIDEO OVERLAY BUFFER MIRRORED THROUGH A SHARED MAILBOX BETWEEN TWO PROCESSORS IN A FEATURE PHONE KUMAR, SANDEEP; ZAIDI, SYED; POTHANA, SAI K.

7,002,627 (10/064,177)	US	2/21/2006 (6/19/2002)	SINGLE-STEP CONVERSION FROM RGB BAYER PATTERN TO YUV 4:2:0 FORMAT Philippe Raffy, Fathy Yassa

Amendment to Patent Purchase Agreement

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
7,139,022 (10/065,899)	US	11/21/2006 (11/27/2002)	EDGE ENHANCER FOR RGB-BEYER TO YUV 4:2:0 CONVERTER WITH SHARPENED-Y FEEDBACK TO U, V TRANSFORMER Philippe Raffy

7,095,786 (10/248,348)	US	8/22/2006 (1/11/2003)	OBJECT TRACKING USING ADAPTIVE BLOCK-SIZE MATCHING ALONG OBJECT BOUNDARY AND FRAME-SKIPPING WHEN OBJECT MOTION IS LOW Dan Schonfeld, Karthik Hariharakrishnan, Philippe Raffy, Fathy Yassa

7,142,600 (10/249,577)	US	11/28/2006 (4/21/2003)

OCCLUSION/DISOCCLUSIO N DETECTION USING K-MEANS CLUSTERING NEAR OBJECT BOUNDARY WITH COMPARISON OF AVERAGE MOTION OF CLUSTERS TO OBJECT AND BACKGROUND MOTIONS

Dan Schonfeld, Karthik Hariharakrishnan, Philippe

Raffy, Fathy Yassa

7,289,946 (10/604,879)	US	10/30/2007 (8/22/2003)	METHODOLOGY FOR VERIFYING MULTI-CYCLE AND CLOCK-DOMAIN-CROSSING LOGIC USING RANDOM FLIP-FLOP DELAYS Hin-Kwai Lee

Exhibit B-1, revised

ASSIGNMENT OF PATENT RIGHTS

For good and valuable consideration, the receipt of which is hereby acknowledged, NeoMagic Corporation, a Delaware corporation, having offices at 3250 Jay Street, Santa Clara, CA 95054 (“Assignor”), does hereby sell, assign, transfer, and convey unto Faust Communications Holdings, LLC, a Delaware limited liability company, having an address at 1209 Orange Street, Wilmington, DE 19801 (“Assignee”), or its designees, all right, title, and interest that exist today and may exist in the future in and to any and all of the following (collectively, the “Patent Rights”):

(a) the provisional patent applications, patent applications and patents listed in the table below (the “Patents”);

(b) all patents and patent applications (i) to which any of the Patents directly or indirectly claims priority, (ii) for which any of the Patents directly or indirectly forms a basis for priority, and/or (iii) that were co-owned applications that incorporate by reference, or are incorporated by reference into, the Patents;

(c) all reissues, reexaminations, extensions, continuations, continuations in part, continuing prosecution applications, requests for continuing examinations, divisions, registrations of any item in any of the foregoing categories (a) and (b);

(d) all foreign patents, patent applications, and counterparts relating to any item in any of the foregoing categories (a) through (c), including, without limitation, certificates of invention, utility models, industrial design protection, design patent protection, and other governmental grants or issuances;

(e) all items in any of the foregoing in categories (b) through (d), whether or not expressly listed as Patents below and whether or not claims in any of the foregoing have been rejected, withdrawn, cancelled, or the like;

(f) inventions, invention disclosures, and discoveries described in any of the Patents and/or any item in the foregoing categories (b) through (e) that (i) are included in any claim in the Patents and/or any item in the foregoing categories (b) through (e), (ii) are subject matter capable of being reduced to a patent claim in a reissue or reexamination proceedings brought on any of the Patents and/or any item in the foregoing categories (b) through (e), and/or (iii) could have been included as a claim in any of the Patents and/or any item in the foregoing categories (b) through (e);

(g) all rights to apply in any or all countries of the world for patents, certificates of invention, utility models, industrial design protections, design patent protections, or other governmental grants or issuances of any type related to any item in any of the foregoing categories (a) through (f), including, without limitation, under the Paris Convention for the Protection of Industrial Property, the International Patent Cooperation Treaty, or any other convention, treaty, agreement, or understanding;

Amendment to Patent Purchase Agreement

(h) all causes of action (whether known or unknown or whether currently pending, filed, or otherwise) and other enforcement rights under, or on account of, any of the Patents and/or any item in any of the foregoing categories (b) through (g), including, without limitation, all causes of action and other enforcement rights for

(1)	damages,

(2)	injunctive relief, and

(3)	any other remedies of any kind

for past, current, and future infringement; and

(e) all rights to collect royalties and other payments under or on account of any of the Patents and/or any item in any of the foregoing categories (b) through (d).

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
5,650,955 (08/698,627)	US	7/22/1997 (8/16/1996)	GRAPHICS CONTROLLER INTEGRATED CIRCUIT WITHOUT MEMORY INTERFACE DEEPRAJ S. PUAR; RAVI RANGANATHAN

5,703,806 (08/699,090)	US	12/30/1997 (8/16/1996)	GRAPHICS CONTROLLER INTEGRATED CIRCUIT WITHOUT MEMORY INTERFACE DEEPRAJ S. PUAR; RAVI RANGANATHAN

6,041,010 (08/883,538)	US	3/21/2000 (6/26/1997)	GRAPHICS CONTROLLER INTEGRATED CIRCUIT WITHOUT MEMORY INTERFACE PINS AND ASSOCIATED POWER DISSIPATION DEEPRAJ S. PUAR; RAVI RANGANATHAN

6,356,497 (09/467,942)	US	3/12/2002 (12/21/1999	GRAPHICS CONTROLLER INTEGRATED CIRCUIT

Amendment to Patent Purchase Agreement

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
WITHOUT MEMORY INTERFACE DEEPRAJ S. PUAR; RAVI RANGANATHAN

6,771,532 (10/042,952)	US	8/3/2004 (1/7/2002)	GRAPHICS CONTROLLER INTEGRATED CIRCUIT WITHOUT MEMORY INTERFACE DEEPRAJ S. PUAR; RAVI RANGANATHAN

6,920,077 (10/803,783)	US	7/19/2005 (3/18/2004)	GRAPHICS CONTROLLER INTEGRATED CIRCUIT WITHOUT MEMORY INTERFACE DEEPRAJ S. PUAR; RAVI RANGANATHAN

7,106,619 (10/908,259)	US	9/12/2006 (5/4/2005)	GRAPHICS CONTROLLER INTEGRATED CIRCUIT WITHOUT MEMORY INTERFACE DEEPRAJ S. PUAR; RAVI RANGANATHAN

11/382,433	US	5/9/2006	Graphics Controller Integrated Circuit without Memory Interface DEEPRAJ S. PUAR; RAVI RANGANATHAN

6,977,656 (10/604,524)	US	12/20/2005 (7/28/2003)	TWO-LAYER DISPLAY- REFRESH AND VIDEO- OVERLAY ARBITRATION OF BOTH DRAM AND SRAM MEMORIES Hin-Kwai Lee

Amendment to Patent Purchase Agreement

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
11/961,624	US	12/20/2007	TWO-LAYER DISPLAY-REFRESH AND VIDEO-OVERLAY ARBITRATION OF BOTH DRAM AND SRAM MEMORIES Hin-Kwai Lee

6,987,961 (10/710,238)	US	1/17/2006 (6/28/2004)	ETHERNET EMULATION USING A SHARED MAILBOX BETWEEN TWO PROCESSORS IN A FEATURE PHONE Sai K. Pothana

7,107,044 (10/904,336)	US	9/12/2006 (11/4/2004)	VIRTUALIZATION OF HARDWARE USER-INTERFACE USING A SHARED MAILBOX BETWEEN TWO PROCESSORS IN A FEATURE PHONE ZAIDI, SYED; KUMAR, SANDEEP; POTHANA, SAI K.

7,289,823 (10/904,337)	US	10/30/2007 (11/4/2004)	VIDEO OVERLAY BUFFER MIRRORED THROUGH A SHARED MAILBOX BETWEEN TWO PROCESSORS IN A FEATURE PHONE KUMAR, SANDEEP; ZAIDI, SYED; POTHANA, SAI K.

7,002,627 (10/064,177)	US	2/21/2006 (6/19/2002)	SINGLE-STEP CONVERSION FROM RGB BAYER PATTERN TO YUV 4:2:0 FORMAT Philippe Raffy, Fathy Yassa

7,139,022 (10/065,899)	US	11/21/2006 (11/27/2002)	EDGE ENHANCER FOR RGB-BEYER TO YUV 4:2:0

Amendment to Patent Purchase Agreement

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
CONVERTER WITH SHARPENED-Y FEEDBACK TO U, V TRANSFORMER Philippe Raffy

7,095,786 (10/248,348)	US	8/22/2006 (1/11/2003)	OBJECT TRACKING USING ADAPTIVE BLOCK-SIZE MATCHING ALONG OBJECT BOUNDARY AND FRAME- SKIPPING WHEN OBJECT MOTION IS LOW Dan Schonfeld, Karthik Hariharakrishnan, Philippe Raffy, Fathy Yassa

7,142,600 (10/249,577)	US	11/28/2006 (4/21/2003)

OCCLUSION/DISOCCLUSION DETECTION USING K-MEANS CLUSTERING NEAR OBJECT BOUNDARY WITH COMPARISON OF AVERAGE MOTION OF CLUSTERS TO OBJECT AND BACKGROUND MOTIONS

Dan Schonfeld, Karthik Hariharakrishnan, Philippe Raffy, Fathy Yassa

7,289,946 (10/604,879)	US	10/30/2007 (8/22/2003)	METHODOLOGY FOR VERIFYING MULTI-CYCLE AND CLOCK-DOMAIN-CROSSING LOGIC USING RANDOM FLIP-FLOP DELAYS Hin-Kwai Lee

Assignor represents, warrants and covenants that:

(1) Assignor has the full power and authority, and has obtained all third party consents, approvals and/or other authorizations required to enter into this Agreement and to carry out its obligations hereunder, including the assignment of the Patent Rights to Assignee; and

Amendment to Patent Purchase Agreement

(2) Assignor owns, and by this document assigns to Assignee, all right, title, and interest to the Patent Rights, including, without limitation, all right, title, and interest to sue for infringement of the Patent Rights. Assignor has obtained and properly recorded previously executed assignments for the Patent Rights as necessary to fully perfect its rights and title therein in accordance with governing law and regulations in each respective jurisdiction. The Patent Rights are free and clear of all liens, claims, mortgages, security interests or other encumbrances, and restrictions. There are no actions, suits, investigations, claims or proceedings threatened, pending or in progress relating in any way to the Patent Rights. There are no existing contracts, agreements, options, commitments, proposals, bids, offers, or rights with, to, or in any person to acquire any of the Patent Rights.

Assignor hereby authorizes the respective patent office or governmental agency in each jurisdiction to issue any and all patents, certificates of invention, utility models or other governmental grants or issuances that may be granted upon any of the Patent Rights in the name of Assignee, as the assignee to the entire interest therein.

The terms and conditions of this Assignment of Patent Rights will inure to the benefit of Assignee, its successors, assigns, and other legal representatives and will be binding upon Assignor, its successors, assigns, and other legal representatives.

IN WITNESS WHEREOF this Assignment of Patent Rights is executed at Santa Clara, CA on Feb. 13, 2008.

ASSIGNOR:

NeoMagic Corporation

By:	/s/ Steven P. Berry
Name: Title:	STEVEN P. BERRY CFO
(Signature MUST be notarized)

STATE OF California        )

                                              ) ss.

COUNTY OF Santa Clara  )

On Feb. 13, 2008, before me, MARILYN CHIN, Notary Public in and for said State, personally appeared STEVEN P. BERRY, personally known to me (or proved to me on the basis of satisfactory evidence) to be the

Amendment to Patent Purchase Agreement

person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature	/S/ Marilyn Chin	(Seal)

Exhibit B-2, revised

ASSIGNMENT OF PATENT RIGHTS

For good and valuable consideration, the receipt of which is hereby acknowledged, NeoMagic Israel Ltd., having offices at Beit Adar, 7 Giborai Israel St., POB 8506 New Industrial Zone, Netanya 42504, Israel (“Assignor”), does hereby sell, assign, transfer, and convey unto Faust Communications Holdings, LLC, a Delaware limited liability company, having an address at 1209 Orange Street, Wilmington, DE 19801 (“Assignee”), or its designees, all right, title, and interest that exist today and may exist in the future in and to any and all of the following (collectively, the “Patent Rights”):

(a) the provisional patent applications, patent applications and patents listed in the table below (the “Patents”);

(b) all patents and patent applications (i) to which any of the Patents directly or indirectly claims priority, (ii) for which any of the Patents directly or indirectly forms a basis for priority, and/or (iii) that were co-owned applications that incorporate by reference, or are incorporated by reference into, the Patents;

(c) all reissues, reexaminations, extensions, continuations, continuations in part, continuing prosecution applications, requests for continuing examinations, divisions, registrations of any item in any of the foregoing categories (a) and (b);

(d) all foreign patents, patent applications, and counterparts relating to any item in any of the foregoing categories (a) through (c), including, without limitation, certificates of invention, utility models, industrial design protection, design patent protection, and other governmental grants or issuances;

(e) all items in any of the foregoing in categories (b) through (d), whether or not expressly listed as Patents below and whether or not claims in any of the foregoing have been rejected, withdrawn, cancelled, or the like;

(f) inventions, invention disclosures, and discoveries described in any of the Patents and/or any item in the foregoing categories (b) through (e) that (i) are included in any claim in the Patents and/or any item in the foregoing categories (b) through (e), (ii) are subject matter capable of being reduced to a patent claim in a reissue or reexamination proceedings brought on any of the Patents and/or any item in the foregoing categories (b) through (e), and/or (iii) could have been included as a claim in any of the Patents and/or any item in the foregoing categories (b) through (e);

(g) all rights to apply in any or all countries of the world for patents, certificates of invention, utility models, industrial design protections, design patent protections, or other governmental grants or issuances of any type related to any item in any of the foregoing categories (a) through (f), including, without limitation, under the Paris Convention for the Protection of Industrial Property, the International Patent Cooperation Treaty, or any other convention, treaty, agreement, or understanding;

Amendment to Patent Purchase Agreement

(h) all causes of action (whether known or unknown or whether currently pending, filed, or otherwise) and other enforcement rights under, or on account of, any of the Patents and/or any item in any of the foregoing categories (b) through (g), including, without limitation, all causes of action and other enforcement rights for

(1)	damages,

(2)	injunctive relief, and

(3)	any other remedies of any kind

for past, current, and future infringement; and

(i) all rights to collect royalties and other payments under or on account of any of the Patents and/or any item in any of the foregoing categories (b) through (h).

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
6,975,553 (10/816,849)	US	12/13/2005 (4/5/2004)	NONALIGNED ACCESS TO RANDOM ACCESS MEMORY Georgiy Shenderovich

11/956,301	US	12/13/2007	NONALIGNED ACCESS TO RANDOM ACCESS MEMORY Georgiy Shenderovich

6,976,109 (10/414,310)	US	12/13/2005 (4/16/2003)	MULTI-LEVEL AND MULTI-RESOLUTION BUS ARBITRATION Georgiy Shenderovich

Assignor represents, warrants and covenants that:

(1) Assignor has the full power and authority, and has obtained all third party consents, approvals and/or other authorizations required to enter into this Agreement and to carry out its obligations hereunder, including the assignment of the Patent Rights to Assignee; and

(2) Assignor owns, and by this document assigns to Assignee, all right, title, and interest to the Patent Rights, including, without limitation, all right, title, and interest to sue for infringement of the Patent Rights. Assignor has obtained and properly recorded

Amendment to Patent Purchase Agreement

previously executed assignments for the Patent Rights as necessary to fully perfect its rights and title therein in accordance with governing law and regulations in each respective jurisdiction. The Patent Rights are free and clear of all liens, claims, mortgages, security interests or other encumbrances, and restrictions. There are no actions, suits, investigations, claims or proceedings threatened, pending or in progress relating in any way to the Patent Rights. There are no existing contracts, agreements, options, commitments, proposals, bids, offers, or rights with, to, or in any person to acquire any of the Patent Rights.

Assignor hereby authorizes the respective patent office or governmental agency in each jurisdiction to issue any and all patents, certificates of invention, utility models or other governmental grants or issuances that may be granted upon any of the Patent Rights in the name of Assignee, as the assignee to the entire interest therein.

The terms and conditions of this Assignment of Patent Rights will inure to the benefit of Assignee, its successors, assigns, and other legal representatives and will be binding upon Assignor, its successors, assigns, and other legal representatives.

IN WITNESS WHEREOF this Assignment of Patent Rights is executed at Sanata Clara, CA on Feb. 13, 2008

ASSIGNOR:

NeoMagic Israel Ltd.

By:	/s/ Steven P. Berry
Name:	STEVEN P. BERRY
Title:	DIRECTOR OF NEOMAGIC ISRAEL, LTD.

ATTESTATION

The undersigned witnessed the signature of STEVEN P. BERRRY to the above Assignment of Patent Rights on behalf NeoMagic Israel Ltd. and makes the following statements:

1. I am over the age of 18 and competent to testify as to the facts in this Attestation block if called upon to do so.

2. STEVEN P. BERRY proved to me on the basis of satisfactory evidence) and appeared before me on Feb. 13, 2008 to execute the above Assignment of Patent Rights on behalf of NeoMagic Israel Ltd.

3. STEVEN P. BERRY subscribed to the above Assignment of Patent Rights on behalf of NeoMagic Israel Ltd.

Amendment to Patent Purchase Agreement

I declare under penalty of perjury under the laws of the United States of America that the foregoing is true and correct.

EXECUTED on Feb. 13, 2008 (date)

/S/ Marilyn Chin
Print Name:	MARILYN CHIN